Exhibit 2

POWER OF ATTORNEY

For executing Schedules 13G and 13D, 13G/D Joint Filing Agreement and Form 13F

Each of the undersigned entities represents that the individuals signing on behalf of the entity is duly authorized to do so, and hereby constitutes and appoints Eric Moss, Senior Vice-President, Deputy General Counsel and Chief Compliance Officer of Bank of Montreal, Lino Cambone, Vice-President, Deputy General Counsel, Wealth Management & Assistant Corporate Secretary of Bank of Montreal, and George Walz, Senior Vice-President, U.S. Chief Compliance” Officer, Bank of Montreal, his or her true and lawful attorneys-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to:

(1)

complete and execute for and on behalf of the undersigned filings on Schedules 13G and 13D in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Act”) and the rules and regulations promulgated thereunder, or any successor laws and regulations;

(2)

complete and execute for and on behalf of the undersigned a joint filing agreement to provide for the joint filing on Schedules 13G or 13D in accordance with Section 13(d) of the Act and the rules and regulations promulgated thereunder, or any successor laws and regulations;

(3)

complete and execute for and on behalf of the undersigned filings on Form 13F as required by Section 13(f) of the Act and the rules and regulations promulgated thereunder, or any successor laws and regulations;

(4)

do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Schedules 13G and 13D, joint filing agreement and Forms 13F and the timely filing of such forms and agreements with the United States Securities and Exchange Commission and any other authority; and

(5)

take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to the Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in his or her discretion.

Each of the undersigned entities grants to said attorneys-in-fact and agent full power and authority to do and perform each and every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned entities acknowledge that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned’s responsibilities to comply with Section 13(d) of the Act and the rules and regulations promulgated thereunder.

This Power of Attorney shall remain in effect until the undersigned entity is no longer required to file Schedules 13G, 13D or Form 13F, unless earlier revoked by a duly authorized officer of the undersigned entity in writing and delivered to the foregoing attorneys-in-fact.

This Power of Attorney Signature Page may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. A facsimile or portable document format (.pdf) copy, or an electronic copy by way of reliable electronic signature technology, of the signature of a party to this Power of Attorney on any such counterpart shall be fully effective as in an original signature.

IN WITNESS WHEREOF, the undersigned duly authorized individuals have caused this Power of Attorney to be executed on this 12th day of February, 2021, on behalf of the respective entities.

[Signatures on following pages.]

BANK OF MONTREAL EUROPE PUBLIC LIMITED COMPANY		BMO AM MULTI-MANAGER LLP

By:	/s/ Jane Anne Negi	By:	/s/ Hugh Moir
	Name: Jane Anne Negi		Name: Hugh Moir
	Title: Director		Title: Member

By:	/s/ Noel Reynolds	By:	/s/ David Logan
	Name: Noel Reynolds		Name: David Logan
	Title: Director		Title: Member

BMO ASSET MANAGEMENT CORP.		BMO ASSET MANAGEMENT INC.

By:	/s/ Steve Arquilla	By:	/s/ Ross Kappele
	Name: Steve Arquilla		Name: Ross Kappele
	Title: Head of US Governance		Title: Head

By:	/s/ Pete Andrews	By:	/s/ Kevin Gopaul
	Name: Pete Andrews		Name: Kevin Gopaul
	Title: Head of Operations		Title: Head of Exchange Trade Funds

BMO ASSET MANAGEMENT LIMITED		BMO ASSET MANAGEMENT NETHERLANDS B.V.

By:	/s/ Hugh Moir	By:	/s/ David Logan
	Name: Hugh Moir		Name: David Logan
	Title: Director		Title: Director

By:	/s/ David Logan
Name: David Logan
Title: Director

BMO CAPITAL MARKETS CORP.		BMO CAPITAL MARKETS LIMITED

By:	/s/ Brad Rothbaum	By:	/s/ William Smith
	Name: Brad Rothbaum		Name: William Smith
	Title: Chief Operating Officer		Title: Director

		By:	/s/ Paula Young
Name: Paula Young
Title: Company Secretary

BMO DELAWARE TRUST COMPANY		BMO FAMILY OFFICE, LLC

By:	/s/ Michael Stritch	By:	/s/ Robert Gray
	Name: Michael Stritch		Name: Robert Gray
	Title: National Head of Investments		Title: Chief Operating Officer

BMO FINANCIAL CORP.		BMO FUND MANAGEMENT LIMITED

By:	/s/ Darrel Hackett	By:	/s/ David Logan
	Name: Darrel Hackett		Name: David Logan
	Title: Head U.S. Wealth Management		Title: Director

By:	/s/ Michelle Magnaye	By:	/s/ Theo Clarke
	Name: Michelle Magnaye		Name: Theo Clarke
	Title: Assistant Secretary		Title: Company Secretary

BMO GLOBAL ASSET MANAGEMENT (ASIA) LIMITED		BMO HARRIS BANK NATIONAL ASSOCIATION

By:	/s/ Clarence Choo-Wei Chan	By:	/s/ Darrel Hackett
	Name: Clarence Choo-Wei Chan		Name: Darrel Hackett
	Title: Head of ETF Asia		Title: Head U.S. Wealth Management

By:	/s/ Ee Chin Chow	By:	/s/ Michael Stritch
	Name: Ee Chin Chow		Name: Michael Stritch
	Title: Senior Counsel		Title: Chief Investment Officer

BMO HARRIS FINANCIAL ADVISORS, INC.			BMO INVESTMENT BUSINESS LIMITED

By:	/s/ Wallace Harris Jr.	By:	/s/ David Logan
	Name: Wallace Harris, Jr.		Name: David Logan
	Title: President		Title: Director

		By:	/s/ Theo Clarke
Name: Theo Clarke
Title: Company Secretary

BMO INVESTMENTS INC.		BMO INVESTORLINE INC.

By:	/s/ Ross Kappele	By:	/s/ Andrew Auerbach
	Name: Ross Kapele		Name: Andrew Auerbach
	Title: Head		Title: Director

By:	/s/ Kevin Gopaul	By:	/s/ Juron Grant-Kinnear
	Name: Kevin Gopaul		Name: Juron Grant-Kinnear
	Title: Head of Exchange Traded Funds		Title: Corporate Secretary

BMO LIFE ASSURANCE COMPANY		BMO NESBITT BURNS INC.

By:	/s/ Peter McCarthy	By:	/s/ Andrew Auerbach
	Name: Peter McCarthy		Name: Andrew Auerbach
	Title: Director		Title: Director

By:	/s/ Thomas Burian	By:	/s/ Juron Grant-Kinnear
	Name: Thomas Burian		Name: Juron Grant-Kinnear
	Title: Director		Title: Corporate Secretary

BMO NESBITT BURNS SECURITIES LTD.		BMO PORTUGAL, GESTAO DE PATRIMONIOS, S.A.

By:	/s/ Dave Persaud	By:	/s/ Joao Santos
	Name: Dave Persaud		Name: Joao Santos
	Title: President		Title: Director

By:	/s/ Rita Simas	By:	/s/ David Logan
	Name: Rita Simas		Name: David Logan
	Title: Corporate Secretary		Title: Director

BMO PRIVATE EQUITY (CANADA) INC.		BMO PRIVATE EQUITY (U.S.), INC.

By:	/s/ Serkan Eskinazi	By:	/s/ Scott Rubenstein
	Name: Serkan Eskinazi		Name: Scott Rubenstein
	Title: President		Title: Managing Director

By:	/s/ Rita Simas
Name: Rita Simas
Title: Corporate Secretary

BMO PRIVATE INVESTMENT COUNSEL INC.		BMO TRUST COMPANY

By:	/s/ Andrew Auerbach	By:	/s/ Elizabeth Dorsch
	Name: Andrew Auerbach		Name: Elizabeth Dorsch
	Title: Director		Title: Director

By:	/s/ Juron Grant-Kinnear	By:	/s/ Bruce Ferman
	Name: Juron Grant-Kinnear		Name: Bruce Ferman
	Title: Corporate Secretary		Title: Director

CLEARPOOL EXECUTION SERVICES, LLC		LGM INVESTMENTS LIMITED

By:	/s/ Brad Rothbaum	By:	/s/ Fredrik Axsater
	Name: Brad Rothbaum		Name: Fredrik Axsater
	Title: Chief Operating Officer		Title: Director

		By:	/s/ David Logan
Name: David Logan
Title: Director

PYRFORD INTERNATIONAL LIMITED		STOKER OSTLER WEALTH ADVISORS, INC.

By:	/s/ Drew Newman	By:	/s/ Michelle L. Decker
	Name: Drew Newman		Name: Michelle L. Decker
	Title: Director		Title: Managing Director

By:	/s/ Tony Cousins
Name: Tony Cousins
Title: Director

TAPLIN, CANIDA & HABACHT, LLC		THAMES RIVER CAPITAL LLP

By:	/s/ Adam Phillips	By:	/s/ Joanne Elliott
	Name: Adam Phillips		Name: Joanne Elliott
	Title: President		Title: Member

		By:	/s/ Hugh Moir
Name: Hugh Moir
Title: Member